                                EXHIBIT 10.6.3.1

                                        For Bank Use Only       Reviewed by_____
                                        Due MARCH 1, 2003
                                            -------------
                                        Customer # 1105510939   Loan #   75

                      AMENDMENT TO LOAN AGREEMENT AND NOTE

         This amendment the "Amendment", dated as of the date specified below, is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.

                                    RECITALS

         A. The Borrower and the Bank have executed a Loan Agreement (the "Agreement") dated MARCH 23, 2000 and the Borrower has executed a Note (the " Note "), dated FEBRUARY 28, 2001, either or both which may have been amended from time to time, and the Borrower (and if applicable, certain third parties) have executed the collateral documents which may or may not be identified in the Agreement and certain other related documents (collectively the "Loan Documents"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the original amount of $586,308.26, as may be amended from time to time.

         B. The Borrower has requested that the Bank permit certain modifications to the Agreement and Note as described below.

         C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.

                               TERMS OF AGREEMENT

         In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

         ___ Extension of Maturity Date. If checked here, any references in the Agreement or Note to the maturity date or date of final payment are hereby deleted and replaced with " N/A" .

         ___ Change in Maximum Loan Amount. If checked here, all references to "$ N/A " in the Agreement and in the Note (whether or not numerically) as the maximum loan amount which may be borrowed from time to time are hereby deleted and replaced with "$ N/A ".

         __ Change in Multiple Advance Termination Date. If checked here, all references to " N/A " as the termination date for multiple advances are hereby deleted and replaced with " N/A ".

         Change in Financial Covenant(s).

         (i) ___ If checked here, all references to "$ _________" in the Agreement as the minimum Net Working Capital amount are hereby deleted and replaced with "$ ________" for the period beginning _________ and thereafter.
         (ii) ___ If checked here, all references to "$___________" in the Agreement as the minimum Tangible Net Worth amount are hereby deleted and replaced with "$__________"for the period beginning __________ and thereafter.
         (iii) ___ If checked here, all references to "___________" in the Agreement as the maximum Debt to Worth Ratio are hereby deleted and replaced with "____________" for the period beginning ____________and thereafter.
         (iv) ___ If checked here, all references to "_________" in the Agreement as the minimum Current Ratio are hereby deleted and replaced with "____________" for the period beginning _____________and thereafter.
         (v) ___ If checked here, all references to "$_____________" in the Agreement as the maximum Capital Expenditures amount are hereby deleted and replaced with "$__________" for the period beginning _____________ and thereafter.
         (vi) ___ If checked here, all references to "_______" in the Agreement as the minimum Cash Flow Coverage Ratio are hereby deleted and replaced with "______________" for the period beginning ___________ and thereafter.
         (vii) ___ If checked here, all references to "$____________" in Agreement as the maximum Officers, Directors, Partners, and Management Salaries and Other Compensation amount are hereby deleted and replaced with "$__________" for the period beginning _______________ and thereafter.

         _X_ Change in Payment Schedule. If checked here, effective upon the date of this Amendment, any payment terms are amended as follows:

Principal is payable in installments of $12,889.54 each, beginning APRIL 1, 2002, and on the same date of each CONSECUTIVE month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final payment equal to all unpaid principal on MARCH 1, 2003, the maturity date.

Interest is payable beginning APRIL 1, 2002, and on the same date of each CONSECUTIVE month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final interest payment with the final payment of principal.

         ___ Change in Late Payment Fee. If checked here, subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of____% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

         Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Agreement and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Agreement and/or Note continues as security, and all guaranties guaranteeing obligations under the Loan Documents remain in full force and effect. This is an amendment, not a novation.

         Preconditions to Effectiveness. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by any other third party required by the Bank.

         No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

         Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

         Authorization. The Borrower represents and warrants that the execution, delivery and performance of this Amendment and the documents referenced herein are within the authority of the Borrower and have been duly authorized by all necessary action.

         Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Amendment, are hereby expressly incorporated herein by reference.

Dated as of   MARCH 31, 2002
              --------------
                                                   HI-SHEAR TECHNOLOGY, CORP.
(Individual Borrower)                             Borrower Name (Organization)

_____________________________________(SEAL)       a DELAWARE Corporation
                                                    --------------------

Borrower Name ________________N/A______           By: /s/ George W. Trahan
                                                      ---------------------
                                                  Name and Title: George Trahan,
                                                      President & C.E.O.

_____________________________________(SEAL)       By:  /s/ Gregory J. Smith
                                                       --------------------
                                                  Name and Title: Gregory Smith,
                                                      Vice President Finance/CFO

Borrower Name ______________N/A_________

Agreed to:
   U.S. BANK N.A.
   --------------

By:  /s/ Debra J. Sandford
     ----------------------
Name and Title:  DEBRA J. SANDFORD
SENIOR VICE PRESIDENT

                                      For Bank Use Only        Reviewed by______
                                      Due MARCH 15, 2002
                                          --------------
                                      Customer # 1105510939    Loan #   125

                      AMENDMENT TO LOAN AGREEMENT AND NOTE

         This amendment the "Amendment", dated as of the date specified below, is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.

                                    RECITALS

         A. The Borrower and the Bank have executed a Loan Agreement (the "Agreement") dated MARCH 23, 2000 and the Borrower has executed a Note (the " Note "), dated FEBRUARY 15, 2001, either or both which may have been amended from time to time, and the Borrower (and if applicable, certain third parties) have executed the collateral documents which may or may not be identified in the Agreement and certain other related documents (collectively the "Loan Documents"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the original amount of $5,500,000.00, as may be amended from time to time.

         B. The Borrower has requested that the Bank permit certain modifications to the Agreement and Note as described below.

         C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.

                               TERMS OF AGREEMENT

         In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

         [X] Extension of Maturity Date. If checked here, any references in the Agreement or Note to the maturity date or date of final payment are hereby deleted and replaced with MARCH 15, 2002.

         [X] Change in Maximum Loan Amount. If checked here, all references to "$ 4,500,000.00" in the Agreement and in the Note (whether or not numerically) as the maximum loan amount which may be borrowed from time to time are hereby deleted and replaced with "$ 4,400,000.00".

         __ Change in Multiple Advance Termination Date. If checked here, all references to " N/A " as the termination date for multiple advances are hereby deleted and replaced with " N/A ".

         Change in Financial Covenant(s).

         (i) ___ If checked here, all references to "$____________" in the Agreement as the minimum Net Working Capital amount are hereby deleted and replaced with "$______________" for the period beginning _________and thereafter.
         (ii) ___ If checked here, all references to "$___________" in the Agreement as the minimum Tangible Net Worth amount are hereby deleted and replaced with "$__________"for the period beginning __________ and thereafter.
         (iii) ___ If checked here, all references to "___________" in the Agreement as the maximum Debt to Worth Ratio are hereby deleted and replaced with "____________" for the period beginning ____________and thereafter.
         (iv) ___ If checked here, all references to "_________" in the Agreement as the minimum Current Ratio are hereby deleted and replaced with "____________" for the period beginning _____________and thereafter.
         (v) ___ If checked here, all references to "$_____________" in the Agreement as the maximum Capital Expenditures amount are hereby deleted and replaced with "$__________" for the period beginning _____________ and thereafter.
         (vi) ___ If checked here, all references to "_______" in the Agreement as the minimum Cash Flow Coverage Ratio are hereby deleted and replaced with "______________" for the period beginning ___________ and thereafter.
         (vii) ___ If checked here, all references to "$____________" in Agreement as the maximum Officers, Directors, Partners, and Management Salaries and Other Compensation amount are hereby deleted and replaced with "$__________" for the period beginning _______________ and thereafter.

         __ Change in Payment Schedule. If checked here, effective upon the date of this Amendment, any payment terms are amended as follows:

         [X] Change in interest Rate. If checked here, effective upon the date of this Amendment, interest payable under the Note is amended as follows:

The unpaid principal balance will bear interest at an annual rate equal to 2.500% plus the prime rate announced by the Bank.

The interest rate hereunder will be adjusted each time that the prime rate changes.

         ___ Change in Late Payment Fee. If checked here, subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of____% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

         Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Agreement and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Agreement and/or Note continues as security, and all guaranties guaranteeing obligations under the Loan Documents remain in full force and effect. This is an amendment, not a novation.

         Preconditions to Effectiveness. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by any other third party required by the Bank.

         No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

         Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

         Authorization. The Borrower represents and warrants that the execution, delivery and performance of this Amendment and the documents referenced herein are within the authority of the Borrower and have been duly authorized by all necessary action.

         Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Amendment, are hereby expressly incorporated herein by reference.

Dated as of  DECEMBER 31, 2001
             -----------------
                                                  HI-SHEAR TECHNOLOGY, CORP.
(Individual Borrower)                            Borrower Name (Organization)

__________________________________(SEAL)         a DELAWARE Corporation
                                                   --------------------

Borrower Name _____________N/A______          By: /s/ George W. Trahan
                                                  ---------------------
                                              Name and Title: George W. Trahan,
                                                      President & CEO

__________________________________(SEAL)      By:  /s/ Gregory J. Smith
                                                  ----------------------
                                              Name and Title: Gregory J. Smith,
                                                      V.P. Finance & CFO

Borrower Name ___________N/A_________


Agreed to:

   U.S. BANK N.A.
   --------------

By:  /s/ Debra J. Sandford
     ----------------------
Name and Title:  DEBRA J. SANDFORD
SENIOR VICE PRESIDENT

                   FOR ADDITIONAL TERMS, SEE ATTACHED ADDENDUM

                ADDENDUM TO AMENDMENT TO LOAN AGREEMENT AND NOTE

         This Addendum is made part of the Amendment to Loan Agreement and Note (the "Amendment") made and entered into by and between the undersigned borrower (the "Borrower") and the undersigned bank (the "Bank") as of the date identified below. The following provisions are hereby added to the Agreement, (or to the extent such provisions already exist, are hereby modified) as follows

BORROWER AGREES THAT ALL PROCEEDS RECEIVED FROM THE U.S. SPACE ALLIANCE SUIT/SETTLEMENT ARE TO BE APPLIED TO PAYDOWN THE REVOVING LINE FACILITY.

Dated as of  DECEMBER 31, 2001
             -----------------
                                                  HI-SHEAR TECHNOLOGY, CORP.
(Individual Borrower)                            Borrower Name (Organization)

__________________________________(SEAL)         a DELAWARE Corporation
                                                   --------------------

Borrower Name _____________N/A______          By: /s/ George W. Trahan
                                                  ---------------------
                                              Name and Title: George W. Trahan,
                                                      President & CEO

__________________________________(SEAL)      By:  /s/ Gregory J. Smith
                                                  ----------------------
                                              Name and Title: Gregory J. Smith,
                                                      V.P. Finance & CFO

Borrower Name ___________N/A_________



Agreed to:

   U.S. BANK N.A.
   --------------

By:  /s/ Debra J. Sandford
     ----------------------

Name and Title:  DEBRA J. SANDFORD
SENIOR VICE PRESIDENT

                                    For Bank Use Only         Reviewed by______
                                    Due OCTOBER 15, 2002
                                        ----------------
                                    Customer #  1105510939    Loan #   83

                      AMENDMENT TO LOAN AGREEMENT AND NOTE

         This amendment the "Amendment", dated as of the date specified below, is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.

                                    RECITALS

         A. The Borrower and the Bank have executed a Loan Agreement (the "Agreement") dated MARCH 23, 2000 and the Borrower has executed a Note (the " Note "), dated FEBRUARY 15, 2001, either or both which may have been amended from time to time, and the Borrower (and if applicable, certain third parties) have executed the collateral documents which may or may not be identified in the Agreement and certain other related documents (collectively the "Loan Documents"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the original amount of $5,500,000.00, as may be amended from time to time.

         B. The Borrower has requested that the Bank permit certain modifications to the Agreement and Note as described below.

         C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.

                               TERMS OF AGREEMENT

         In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

         [X] Extension of Maturity Date. If checked here, any references in the Agreement or Note to the maturity date or date of final payment are hereby deleted and replaced with OCTOBER 15, 2002.

         [X] Change in Maximum Loan Amount. If checked here, all references to "$ 4,500,000.00" in the Agreement and in the Note (whether or not numerically) as the maximum loan amount which may be borrowed from time to time are hereby deleted and replaced with "$ 4,300,000.00".

         __ Change in Multiple Advance Termination Date. If checked here, all references to " N/A " as the termination date for multiple advances are hereby deleted and replaced with " N/A ".

         Change in Financial Covenant(s).

         (i) _X_ If checked here, all references to "$ 2,700,000.00" in the Agreement as the minimum Net Working Capital amount are hereby deleted and replaced with "$ 4,600,000.00" for the period beginning 05/31/02 and thereafter.
         (ii) ___ If checked here, all references to "$___________" in the Agreement as the minimum Tangible Net Worth amount are hereby deleted and replaced with "$__________"for the period beginning __________ and thereafter.
         (iii) ___ If checked here, all references to "___________" in the Agreement as the maximum Debt to Worth Ratio are hereby deleted and replaced with "____________" for the period beginning ____________and thereafter.
         (iv) ___ If checked here, all references to "_________" in the Agreement as the minimum Current Ratio are hereby deleted and replaced with "____________" for the period beginning _____________and thereafter.
         (v) ___ If checked here, all references to "$_____________" in the Agreement as the maximum Capital Expenditures amount are hereby deleted and replaced with "$__________" for the period beginning _____________ and thereafter.
         (vi) ___ If checked here, all references to "_______" in the Agreement as the minimum Cash Flow Coverage Ratio are hereby deleted and replaced with "______________" for the period beginning ___________ and thereafter.
         (vii) ___ If checked here, all references to "$____________" in Agreement as the maximum Officers, Directors, Partners, and Management Salaries and Other Compensation amount are hereby deleted and replaced with "$__________" for the period beginning _______________ and thereafter.

         __ Change in Payment Schedule. If checked here, effective upon the date of this Amendment, any payment terms are amended as follows:

         ___ Change in Late Payment Fee. If checked here, subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of____% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

         Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Agreement and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Agreement and/or Note continues as security, and all guaranties guaranteeing obligations under the Loan Documents remain in full force and effect. This is an amendment, not a novation.

         Preconditions to Effectiveness. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by any other third party required by the Bank.

         No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

         Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

         Authorization. The Borrower represents and warrants that the execution, delivery and performance of this Amendment and the documents referenced herein are within the authority of the Borrower and have been duly authorized by all necessary action.

         Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Amendment, are hereby expressly incorporated herein by reference.

Dated as of   MARCH 22, 2002
              --------------

                                                   HI-SHEAR TECHNOLOGY, CORP.
(Individual Borrower)                             Borrower Name (Organization)

__________________________________(SEAL)          a DELAWARE Corporation
                                                    --------------------


Borrower Name _____________N/A______              By: /s/ George W. Trahan
                                                      ---------------------
                                                  Name and Title: George Trahan,
                                                      President/C.E.O.

__________________________________(SEAL)          By:  /s/ Gregory J. Smith
                                                      -----------------------
                                                  Name and Title: Gregory Smith,
                                                      Vice President Finance/CFO

Borrower Name ___________N/A_________


Agreed to:

   U.S. BANK N.A.
   --------------

By:  /s/ Debra Sandford
     ------------------
Name and Title:  DEBRA SANDFORD
SENIOR VICE PRESIDENT

                   FOR ADDITIONAL TERMS, SEE ATTACHED ADDENDUM

                ADDENDUM TO AMENDMENT TO LOAN AGREEMENT AND NOTE

This Addendum is made part of the Amendment to Loan Agreement and Note (the "Amendment") made and entered into by and between the undersigned borrower (the "Borrower") and the undersigned bank (the "Bank") as of the date identified below. The following provisions are hereby added to the Agreement, (or to the extent such provisions already exist, are hereby modified) as follows:

1)  Fixed Charge Coverage Ratio is hereby modified as follows:

Borrower agrees with Bank to maintain a Fixed Charge Coverage ratio of no less than 1.50 to 1.00, measured quarterly. "Fixed Charge Coverage" means (a) EBITDAR (EBITDAR for a given period means net income, plus interest expense, plus income tax expense, plus depreciation expense plus amortization expense plus rent or lease expense) minus cash taxes, cash dividends and Unfunded Capital Expenditures for the previous four (4) rolling quarters and/or fiscal period divided by (b) the sum of all required principal payments (on short and long term debt and capital leases), interest and rental or lease expense over the last four rolling quarters and/or fiscal period.

"Unfunded (a/k/a Unfinanced) Capital Expenditures" means the sum of all purchases of capital assets or acquisitions of other companies less the sum of all new financing amounts received or assumed to acquire such capital assets or acquisitions of other companies for the period specified.

2) Borrower agrees with Bank that the Borrower shall report minimum Earnings Before Taxes of $ 1.00 in any fiscal year, with no two consecutive quarterly losses.

 3) Borrower agrees with Bank that all proceeds from the sale or refinance of the Santa Clarita land shall be applied first to the balance of the land term loan with any excess proceeds applied to the line of credit.

4) Borrower agrees with Bank that the basis for calculating the Tangible Net Worth covenant step-up shall be reset to $7,481,000.00 effective with the quarter ended February 28, 2002.

Dated: March 22, 2002

HI-SHEAR TECHNOLOGY, CORP.


By:  /s/ George Trahan, President & C.E.O.

By:  /s/ Gregory Smith, Vice President Finance & C.F.O.